Causeway Global Absolute Return Fund

Institutional Class (CGAIX)

Investor Class (CGAVX)

SUPPLEMENT DATED MAY 9, 2017

TO THE PROSPECTUS

DATED JANUARY 26, 2017

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION

BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN

CONJUNCTION WITH THE PROSPECTUS. CAPITALIZED TERMS NOT

DEFINED HEREIN ARE AS DEFINED IN THE PROSPECTUS.

Effective as of May 9, 2017, Causeway Capital Management LLC (the “Investment Adviser”), the investment adviser of Causeway Global Absolute Return Fund (the “Global Absolute Return Fund”), has agreed to revise its expense limit agreement with the Global Absolute Return Fund to reduce the Total Annual Fund Operating Expenses After Expense Reimbursement by 0.40 percentage points from the prior expense limit level applicable to each class of shares.

Accordingly, the table in the Global Absolute Return Fund’s Prospectus under “Fees and Expenses – Annual Fund Operating Expenses” and the information under the “Example” are hereby superseded and replaced in their entirety with the below.

Fees and Expenses

The following table shows the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees (fees paid directly from your investment)
	Institutional Class	Investor Class
Sales Charge (Load) on Purchases and Reinvested Distributions	None	None
Deferred Sales Charge (Load)	None	None
Redemption Fee on shares held less than 60 days (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	1.50%	1.50%
Other Expenses	0.30%	0.30%
Shareholder Service Fees	None	0.25%
Acquired Fund Fees and Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses (1)	2.00%	2.25%
Expense Reimbursement (2)	0.45%	0.45%
Total Annual Fund Operating Expenses After Expense Reimbursement (1)	1.55%	1.80%

(1)	“Total Annual Fund Operating Expenses” (before and after expense reimbursement) disclosed above differ from the ratios in the financial highlights section of this Prospectus because the financial highlights (i) do not include acquired fund fees and expenses and (ii) reflect a fee waiver under-accrual during the fiscal year, which was subsequently adjusted.
(2)

Under the terms of an amended and restated expense limit agreement, the Investment Adviser has agreed to waive all or a portion of its advisory fee and, if necessary, reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding swap agreement financing charges and transaction costs, borrowing expenses, dividend expenses on securities sold short, brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% of the average daily net assets of each of the Institutional Class and Investor Class shares. The amended and restated expense limit agreement will remain in effect until January 31, 2018 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the effect of the amended and restated expense limit agreement, if any, through January 31, 2018 only, and assumes no expense limit after that time. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$168	$564	$1,045	$2,299
Investor Class	$193	$670	$1,173	$2,558

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CCM-SK-031-0100

Causeway Global Absolute Return Fund

Institutional Class (CGAIX)

Investor Class (CGAVX)

SUPPLEMENT DATED MAY 9, 2017

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 26, 2017

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION

BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL

INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE

STATEMENT OF ADDITIONAL INFORMATION. CAPITALIZED TERMS NOT

DEFINED HEREIN ARE AS DEFINED IN THE STATEMENT OF ADDITIONAL

INFORMATION.

Effective as of May 9, 2017, Causeway Capital Management LLC (the “Investment Adviser”), the investment adviser of Causeway Global Absolute Return Fund (the “Global Absolute Return Fund”), has agreed to revise its expense limit agreement with the Global Absolute Return Fund to reduce the Total Annual Fund Operating Expenses After Expense Reimbursement on each class of shares of the Global Absolute Return Fund by 0.40 percentage points from the prior expense limit level applicable to each class of shares

Accordingly, the third and fourth sentences of the sixth paragraph under “Management of the Fund – Advisory Arrangements” are hereby superseded and replaced in their entirety with the following:

Pursuant to an amended and restated expense limit agreement, effective May 9, 2017, the Investment Adviser has agreed to limit the Global Absolute Return Fund’s annual operating expenses (excluding swap agreement financing charges and transaction costs, borrowing expenses, dividend expenses on securities sold short, brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) to 1.35% of the average daily net assets of each of the Institutional Class and Investor Class shares until January 31, 2018. Since shareholder service fees are excluded from the expense limit, net Investor Class expenses will normally be higher than Institutional Class shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CCM-SK-032-0100